SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (date of earliest event reported):           25-Aug-03

Credit Suisse First Boston Mortgage Securities Corp. Home Equity Asset Trust Mortgage Pass-Through Certificates, HEAT Series 2003-1
(Exact name of registrant as specified in its charter)


          Delaware                      333-100669-02             13-3320910
(State or Other Jurisdiction           (Commission      (I.R.S. Employer
of Incorporation)                        File Number)     Identification No.)


11 Madison Avenue, 5th Floor
New York, New York                                                   10010
(Address of Principal Executive Offices)                        (Zip Code)



Registrant's telephone number, including area code:      (212) 325-2000
Item 5. Other Events

  On   25-Aug-03   a scheduled distribution was made from the Trust
     to holders of the Certificates. The Trustee has caused to be filed with the Commission, the Monthly Report dated 25-Aug-03
     The Monthly Report is filed pursuant to and in accordance with
     (1) numerous no-action letters (2) current Commission policy in the area.





     A.   Monthly Report Information
          See Exhibit No.1


     B.   Have and deficiencies occurred?  NO.
                   Date:
                   Amount:

     C.   Item 1: Legal Proceedings:  NONE

     D.   Item 2: Changes in Securities:   NONE

     E.   Item 4: Submission of Matters to a Vote of
          Certificateholders:  NONE

     F. Item 5: Other Information - Form 10-Q, PartII - Items 1,2,4,5 if applicable: NOT APPLICABLE


Item 7. Monthly Statements and Exhibits
     Exhibit No.

   1.    Monthly Distribution Report Dated         25-Aug-03


Credit Suisse First Boston Mortgage Securities Corp. Home Equity Asset Trust Mortgage Pass-Through Certificates, HEAT Series 2003-1

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:        25-Aug-03

DISTRIBUTION SUMMARY

Class   Orig Bal       Beg Bal         Prin        Rate           Int
 A-1  315,500,000    285,646,592   11,347,079    1.59000%       391,098
 A-2  210,750,000    198,560,895    5,606,181    1.57000%       268,443
A-IO  273,650,000    251,787,893        0        6.90000%      1,852,950
 M-1  36,000,000     36,000,000         0        2.10000%       65,100
 M-2  20,500,000     20,500,000         0        3.00000%       52,958
 M-3   9,400,000      9,400,000         0        3.20000%       25,902
 B-1  18,750,000     18,750,000         0        4.35000%       70,234
 B-2   7,850,000      7,850,000         0        5.35000%       36,165
 B-3   6,250,000      6,250,000         0        5.40000%       29,063
  X   625,000,050    587,897,867        0                          0
  R       50              0             0        1.57000%          0
Total 625,000,050    582,957,487   16,953,260                  2,791,913

Class     Loss        Total Dist    Int Short     End Bal
 A-1      N/A        11,738,177         0      274,299,513
 A-2      N/A         5,874,624         0      192,954,714
A-IO      N/A         1,852,950         0      242,972,198
 M-1      0.00         65,100           0       36,000,000
 M-2      0.00         52,958           0       20,500,000
 M-3      0.00         25,902           0       9,400,000
 B-1      0.00         70,234           0       18,750,000
 B-2      0.00         36,165           0       7,850,000
 B-3      0.00         29,063           0       6,250,000
  X       N/A             0             0      572,201,384
  R       N/A             0             0           0
Total     0.00       19,745,173         0      566,004,227

AMOUNTS PER $1,000 UNIT


Class    Cusip           Prin          Int         Total
 A-1   22541NYZ6     35.96538510   1.23961265  37.20499775
 A-2   22541NZA0     26.60109471   1.27375231  27.87484702
A-IO   22541NZB8     0.00000000    6.77124217   6.77124217
 M-1   22541NZD4     0.00000000    1.80833333   1.80833333
 M-2   22541NZE2     0.00000000    2.58333317   2.58333317
 M-3   22541NZF9     0.00000000    2.75555532   2.75555532
 B-1   22541NZG7     0.00000000    3.74583360   3.74583360
 B-2   22541NZH5     0.00000000    4.60694395   4.60694395
 B-3   22541NZJ1     0.00000000    4.65000000   4.65000000
  X    22541NYY9     0.00000000    0.00000000   0.00000000
  R    22541NZC6     0.00000000    0.00000000      0.00

        Interest
     Carry-forward
Class    Amount        End Bal
 A-1  0.00000000    869.41208564
 A-2  0.00000000    915.56210595
A-IO  0.00000000    887.89401777
 M-1  0.00000000    1000.00000000
 M-2  0.00000000    1000.00000000
 M-3  0.00000000    1000.00000000
 B-1  0.00000000    1000.00000000
 B-2  0.00000000    1000.00000000
 B-3  0.00000000    1000.00000000
  X   0.00000000    915.52214162
  R   0.00000000     0.00000000

                                     GROUP 1      GROUP 2        TOTAL
Principal Distributions:
Beginning Balance                  348,681,212  239,216,655     587,897,867
     Scheduled Principal               256,101      199,230         455,332
     Prepayments (Incls Curtail)    10,249,798    4,991,354      15,241,151
     Net Liquidation Proceeds                0            0               0
     Loan Purchase Prices                    0            0               0
     Total Principal Remittance     10,505,899    5,190,584      15,696,483
     Net Realized Losses                     0            0               0
Ending Balance                     338,175,314  234,026,071     572,201,384
Ending Count                             2,501        1,395           3,896

Aggregate End Coll Bal             338,175,314  234,026,071     572,201,384

Ending Overcollateralization Amount                               6,197,157

Prefunding Account:
Beginning Balance                            0            0               0
Subsequent Transfer                          0            0               0
Added to available cert prin                 0            0               0
Amount in Prefund Acct                       0            0               0

Interest Distributions:
Sched Int - Net Serv Fee & lpmi      2,241,381    1,428,274       3,669,655
Less RAIS                                    0            0               0
Less NPPIS                                   0            0               0
Less Nonrecoverable Advances                78          734             812
                                     2,241,303    1,427,540       3,668,843
Capitalized Interest Account:
Beginning Balance                                                         0
less: Cap Int Require                        0            0               0
less: W/draw Overfund Int Amt to Depositor                                0
Ending Balance                                                            0

Servicing Fee                          136,531       93,547         230,078
Trustee Fee                              1,220          837           2,058
Credit Risk Manager Fee                  5,085        3,489           8,574
LPMI                                         0           29              29
Back-Up Servicing Fee                    8,717        5,975          14,692

Current Advances as of determination date                         1,469,240
Outstanding Advances  (end of prior calendar month)                 990,105

Has Fairbanks failed the Termination Test                                 NO


Delinquency Information
     30-59 days delinquent         60-89 days delinquent
         Count              Balance   Count          Balance
Grp 1     74            10,027,988     19         2,678,779
Grp 2     38             5,785,792     14         1,733,368
Total     112           15,813,779     33         4,412,147
*Note:  Do not include loans in 4close, bankruptcy, or REO.

     90 or more days delinquent
         Count              Balance
Grp 1      5               571,391
Grp 2     10             1,621,178
Total     15             2,192,568
*Note:  Do not include loans in 4close, bankruptcy, or REO.

     Outstanding Loans
         Count              Balance
Grp 1    2,501         338,175,314
Grp 2    1,395         234,026,071
Total    3,896         572,201,384

     Foreclosure
Grp 1    Count              Balance
Grp 2     40             5,134,298
Total     11             1,901,101
          51             7,035,400
     Bankruptcy
         Count              Balance
Grp 1     17             2,321,285
Grp 2     12             1,964,161
Total     29             4,285,446

                   REO
         Count              BalanceMarket Value
Grp 1      5               637,942     597,900
Grp 2      1               278,291     235,000
Total      6               916,233     832,900

# of Loans for which Prepay Prems were collected                         76
Prin Bal of Loans for which Prepay Prems were collected          12,295,699
Current amount of Prepayment Premiums                               405,170

Current Delinquency Rate (60+days)                                  3.29286%
Rolling Three Month Delinquency Rate (60+days)                      2.63703%

Number of Loans Repurchased                                               0
Principal Balance of Loans Repurchased                                    0

Realized Losses incurred during the related Due Period                    0
Cumulative Realized Losses since Startup Day                         41,851

Weighted Average Term to Maturity of Mortgage Loans                     346
Weighted Average Gross Coupon of Mortgage Loans                     7.96363%
Weighted Average Net Coupon of Mortgage Loans                       7.44205%

Aggregate number of Mortgage Loans in the pool                        3,896

Insured Payment on Class As                                               0

Senior Enhancement Percentage                                      17.63748%

Net Excess Spread                                                   2.72745%

Deposit to Basis Risk Reserve Fund                                        0
Basis Risk Reserve Fund Balance                                       5,000

Interest Rate Cap Account
     Beginning Balance                                                    0
     Deposits                                                             0
     Withdrawals                                                          0
     Ending Balance                                                       0
     Target Amt for the preceding Dist Date                       4,434,620




     SIGNATURES
Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Credit Suisse First Boston Mortgage Securities Corp. Home Equity Asset Trust Mortgage Pass-Through Certificates, HEAT Series 2003-1


                        By: /s/ Sheryl Christopherson
                        Name: Sheryl Christopherson
                        Title:  Vice President
                        US Bank, NA as Trustee